                                                                    EXHIBIT 99.1
BANK OF AMERICA                                       MORGAN STANLEY DEAN WITTER
BAMS 1997-3
                                                                   % by
                          Number of                 Current     Current
                           Mortgage               Principal   Principal
Current Balance               Loans                 Balance     Balance
-----------------------------------        ----------------------------
1 - 50,000                        1               39,621.50        0.01
50,001 - 100,000                  2              189,866.70        0.05
100,001 - 150,000                13            1,636,869.30        0.43
150,001 - 200,000                 2              358,523.75        0.09
200,001 - 250,000               332           77,850,725.24       20.36
250,001 - 300,000               384          105,781,124.59       27.66
300,001 - 350,000               175           56,747,561.46       14.84
350,001 - 400,000               104           38,941,750.62       10.18
400,001 - 450,000                72           30,746,113.45        8.04
450,001 - 500,000                50           23,880,161.98        6.24
500,001 - 550,000                23           12,226,107.88        3.20
550,001 - 600,000                28           16,120,463.98        4.22
600,001 - 650,000                23           14,660,083.24        3.83
650,001 - 700,000                 1              664,000.00        0.17
750,001 - 800,000                 1              791,855.90        0.21
800,001 - 850,000                 1              815,899.96        0.21
950,001 - 1,000,000               1              998,073.81        0.26
-----------------------------------        ----------------------------
Total:                        1,213          382,448,803.36      100.00
-----------------------------------        ----------------------------

Min:   39,621.50
Max:   998,073.81
Average:   315,291.68



                                                                   % by
                          Number of                 Current     Current
                           Mortgage               Principal   Principal
Current Coupon                Loans                 Balance     Balance
-----------------------------------        ----------------------------
6.501 - 7.000                     3              888,943.68        0.23
7.001 - 7.500                   257           84,604,663.31       22.12
7.501 - 8.000                   792          251,684,781.09       65.81
8.001 - 8.500                   156           44,162,706.41       11.55
8.501 - 9.000                     4              895,831.19        0.23
9.001 - 9.500                     1              211,877.68        0.06
-----------------------------------        ----------------------------
Total:                        1,213          382,448,803.36      100.00
-----------------------------------        ----------------------------

Min:   6.88
Max:   9.25
WAC:   7.77



                                                                   % by
                          Number of                 Current     Current
                           Mortgage               Principal   Principal
Original LTV                  Loans                 Balance     Balance
-----------------------------------        ----------------------------
= or less than 50.00             49           16,497,519.23        4.31
50.01 -  55.00                   27            9,542,814.56        2.50
55.01 -  60.00                   47           14,016,059.80        3.66
60.01 -  65.00                   64           22,163,210.66        5.80
65.01 -  70.00                   96           31,520,751.13        8.24
70.01 -  75.00                  233           73,490,036.58       19.22
75.01 -  80.00                  481          157,114,130.32       41.08
80.01 -  85.00                   34            9,140,160.15        2.39
85.01 -  90.00                  131           36,235,832.15        9.47
90.01 -  95.00                   50           12,504,792.60        3.27
95.01 - 100.00                    1              223,496.18        0.06
-----------------------------------        ----------------------------
Total:                        1,213          382,448,803.36      100.00
-----------------------------------        ----------------------------

Min:   23.81
Max:   95.75
Weighted Average:   74.60



                                                                   % by
                          Number of                 Current     Current
                           Mortgage               Principal   Principal
Product Type                  Loans                 Balance     Balance
-----------------------------------        ----------------------------
Fixed - 30 Year               1,205          380,255,296.81       99.43
Fixed - 25 Year                   6            1,611,385.99        0.42
Fixed - 20 Year                   2              582,120.56        0.15
-----------------------------------        ----------------------------
Total:                        1,213          382,448,803.36      100.00
-----------------------------------        ----------------------------



                                                                   % by
                          Number of                 Current     Current
                           Mortgage               Principal   Principal
Property Type                 Loans                 Balance     Balance
-----------------------------------        ----------------------------
Single Family Detached          898          284,852,243.61       74.48
Planned Unit Developments       253           80,037,727.91       20.93
Condo                            51           14,224,401.78        3.72
Two- to four-family units         8            2,619,230.06        0.68
Unknown                           2              485,500.00        0.13
Townhouse                         1              229,700.00        0.06
-----------------------------------        ----------------------------
Total:                        1,213          382,448,803.36      100.00
-----------------------------------        ----------------------------


                                                                   % by
                          Number of                 Current     Current
                           Mortgage               Principal   Principal
Loan Purpose                  Loans                 Balance     Balance
-----------------------------------        ----------------------------
Purchase                        639          202,668,750.41       52.99
Refinance - Rate Term           442          138,728,122.72       36.27
Refinance - Cashout             131           40,842,525.66       10.68
Unknown                           1              209,404.57        0.05
-----------------------------------        ----------------------------
Total:                        1,213          382,448,803.36      100.00
-----------------------------------        ----------------------------


                                                                   % by
                          Number of                 Current     Current
                           Mortgage               Principal   Principal
Occupancy                     Loans                 Balance     Balance
-----------------------------------        ----------------------------
Primary                       1,190          376,718,608.28       98.50
Second Home                      13            4,319,623.63        1.13
Investment                       10            1,410,571.45        0.37
-----------------------------------        ----------------------------
Total:                        1,213          382,448,803.36      100.00
-----------------------------------        ----------------------------


                                                                   % by
                          Number of                 Current     Current
                           Mortgage               Principal   Principal
Top 10 States                 Loans                 Balance     Balance
-----------------------------------        ----------------------------
California-Northern             448          140,634,682.84       36.77
California-Southern             350          111,683,712.20       29.20
Massachusetts                    60           17,970,497.96        4.70
Washington                       45           14,117,952.56        3.69
New Jersey                       35           10,576,706.45        2.77
Oregon                           28            9,119,691.47        2.38
Arizona                          24            7,449,213.45        1.95
Texas                            19            6,927,549.25        1.81
Connecticut                      21            6,778,439.13        1.77
New York                         18            6,109,797.12        1.60
Other                           165           51,080,560.93       13.36
-----------------------------------        ----------------------------
Total:                        1,213          382,448,803.36      100.00
-----------------------------------        ----------------------------

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The information herein has been provided solely by the underwriter. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by the underwriter. This memorandum is based on or derived from information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. The foregoing has
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or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT
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